
PRIMO

# PRIMO WATER MODELING CALL

## GLACIER WATER ACQUISITION

JANUARY 9, 2017

PRIMO
Water & Dispensers

# SAFE-HARBOR STATEMENT

Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. These statements include the expected benefits to Primo Water Corporation (the "Company") from the completion of the acquisition of Glacier Water Services, Inc., projected revenue, adjusted EBITDA and leverage measures for the Company, pro forma financial and operational measures for the Company, targeted operational and shared service synergies, potential cross-selling opportunities, our key modeling notes for 2017, 2018 and beyond, our 2017 and 2018 financial guidance, and the Company's ability to repay debt and reduce leverage. These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "project," "should," "would," "will," and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are subject to a number of risks and uncertainties.

Factors that could cause actual results to differ include, among others, difficulties integrating and realizing the anticipated benefits from the acquisition, the possibility that the Company's stock price may be affected after the acquisition by factors different from those affecting the Company's stock price before the acquisition, the incurrence of costs related to the acquisition, changes to the Company's board of directors and management following the acquisition, the impact of the loss or non-retention of certain key personnel after the acquisition, the termination or renegotiation of agreements with customers, suppliers and other business partners following the acquisition, the possibility that the Company's financial results after the acquisition may differ materially from the unaudited pro forma financial statements that have previously been made available, possible adverse impacts related to the implementation and integration of proper and effective internal controls in the Company following the acquisition, general economic conditions, the possible adverse impacts that decreased discretionary consumer and corporate spending may have on the Company's business, the possible adverse impacts of currently pending or future litigation proceedings and the Company's need for additional capital following the acquisition.

Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially and adversely from those stated herein.

There are a number of other factors that could cause actual results to differ materially and adversely from those in the forward-looking statements contained herein and include, but are not limited to, adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers, lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services, the entry of a competitor with greater resources into the marketplace, competition and other business conditions in the water and water dispenser industries in general, the Company's experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues, the loss of key Company personnel, changes in the regulatory framework governing the Company's business, the Company's inability to efficiently expand operations and capacity to meet growth, the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all, the Company's inability to comply with its covenants in its credit facility, significant liabilities or costs associated with litigation or other legal proceedings, as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Registration Statement on Form S-4 declared effective on December 5, 2016, its Annual Report on Form 10-K filed on March 9, 2016 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this presentation. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.

# AGENDA

1 GLACIER SUMMARY

2 STRATEGIC RATIONALE HIGHLIGHTS

3 FINANCIAL GUIDANCE

4 Q&A



PRIMO
Water & Dispensers

# 1 GLACIER SUMMARY


PRIMO
PRIMO
Water & Dispensers

# MARKET LEADER IN SELF-SERVICE REFILL WATER


Glacier
refreshing
crisp
water

- Market leader in the self-service refill water space with over 20,000 locations
- Experienced Leadership Team

## DIVERSIFICATION & STABILITY

- Diverse & broad retail customer/channel base
- Several thousand unique retail relationships
- Top 3 accounts representing only 24% of annual sales
- Top 5 accounts have average tenure of 29+ years

## COMPANY OPERATED NETWORK

- High-quality operations network
- 100% Company technician supported drives service quality, machine uptime and vend performance with a dedicated focus

## POINT-OF-SALE CONTROL

- Mix of outdoor and indoor machines offering direct POS or register transaction
- Direct POS gives greater pricing flexibility and the opportunity to drive consumer adoption through placement and marketing activities
- Majority of Glacier's machines are accessible outdoors by consumers at all times

## SCALE

- Full-U.S. geographic presence with enhanced placement in key Refill markets
- Complimentary placement in Canada
- Near-zero overlap between Glacier & Primo – extending scale when combined

Source: Information from Primo & Glacier databases.

# ATTRACTIVE GEOGRAPHIC LANDSCAPE

GLACIER U.S. WATER LOCATIONS




Glacier
Water
refreshing
crisp
water
great tasting
Glacier
bottle
water


CONVENIENT
PURIFIED WATER
FOR YOUR HOME
PRIMO
FREE
PRIMO

PRIMO U.S. WATER LOCATIONS



PRIMO Water & Dispensers

Source: Location information from Primo & Glacier databases.

# SIGNIFICANT IMPACT ON FINANCIAL TRAJECTORY

| | 2016 (mid-point) | 2018 (mid-point) |
|---|---|---|
| REVENUE | $140.1M | $295.5M |
| ADJUSTED EBITDA | $23.7M | $61.0M |
| LEVERAGE – TOTAL | 5.4x | 3.7x |
| LEVERAGE – SENIOR | 3.7x | 2.4x |

PRIMO Water & Dispensers

Source: Company filings and management estimates. Adjusted EBITDA are non-GAAP measures and exclude primarily non-cash stock compensation expense. Leverage is Pro Forma based on TTM information for 2016 and estimated debt levels in 2018, see slide 23 for details.



# 2 STRATEGIC RATIONALE HIGHLIGHTS

PRIMO
Water & Dispensers

# STRATEGIC RATIONALE

1. DOUBLES KEY FINANCIAL RESULTS & ACHIEVES SIGNIFICANT SCALE
2. DIVERSIFIES RETAILER & FINANCIAL CONCENTRATION
3. CREATES OPERATIONAL & SHARED SERVICE SYNERGIES
4. CROSS-SELLING OPPORTUNITIES WITH RETAILERS & CONSUMERS
5. SUPPORTS RAPID DE-LEVERAGING WITH STRONG CASH FLOWS

# 1 DOUBLES KEY FINANCIAL RESULTS & MARKETSHARE LEADERSHIP



2016 (mid-point)
2018 (mid-point)
REVENUE
$140.1M
$295.5M
ADJUSTED EBITDA
$23.7M
$61.0M
LEVERAGE
5.4x
3.7x
3.7x
2.4x
TOTAL
SENIOR
TOTAL
SENIOR



OUR BRANDS WILL BE THE LEADERS IN ALL CATEGORIES WE COMPETE IN
Part of Primo's 2020 Vision Statement
NO. 1 Dispensers
NO. 1 Exchange
With Glacier Acquisition, Primo Is Now
NO. 1 Refill
PURIFIED WATER
Glacier
PRIMO

- Primo is now the market leader at retail in all categories we compete in
- Transaction drives leadership in all business lines and provides consumers and retailers a single-vendor solution for all water appliance and consumable needs

PRIMO
Water & Dispensers

Source: Company filings and management estimates. Adjusted EBITDA are non-GAAP measures and exclude primarily non-cash stock compensation expense. Leverage is Pro Forma based on TTM information for 2016 and estimated debt levels in 2018, see slide 23 for details.

# 2 DIVERSIFICATION – RETAIL & FINANCIAL


PRIMO
PRO-FORMA
RETAILER
TOP 3
OTHERS (< 10% EACH)
27%
73%
62%
38%
CUSTOMERS
CHANNEL
CONVENIENCE
HARDWARE
HOME IMPROVEMENT
DOLLAR STORES
MASS MERCHANT
DRUG
GROCERY
MEMBERSHIP CLUB
REVENUE
20%
$134M
51%
29%
25%
$274M
61%
14%
LOCATIONS
29%
26K+
51%
20%
16%
29%
46K+
55%

- Revenue concentration of our top 3 relationships is reduced from over 70% to approximately 38%
- Added over 20,000 retail locations with access to new retail channels
- Reduced the impact of dispenser revenue lumpiness

# 3 OPERATIONAL & SHARED SERVICE SYNERGIES

BY 2019 - $6.0M - $7.0M ANNUALIZED TARGET

| | COMMENTARY | TIMELINE | VALUE |
|---|---|---|---|
| SERVICE NETWORK | • Combined network scales to 26k locations improving density<br>• Cost savings: transition from Primo's partially outsourced technician staff to nearly 100% Company technician support<br>• Drives service performance, uptime and machine revenue growth | • 12 – 24 Months | • ~$3.0 - $3.5M of the Fully Realized Synergy Savings |
| SHARED SERVICES | • Redundant back-office positions: Finance, Customer Service, etc.<br>• Refill operations, sourcing and equipment (assembly & refurbishment) will transition to legacy Glacier team<br>• Sales team consolidation while still supporting two-pronged retail strategy: Corporate and Store-Level acquisition<br>• Drives revenue growth without overhead additions | • 12 – 18 Months | • ~$2.0 - $2.5M of the Fully Realized Synergy Savings |
| PURCHASING POWER | • Refill business grows from 100M annual gallons to ~550M annual gallons<br>• Locations grows from 4,500 locations to 26,000 locations<br>• Will drive scale in numerous parts of our business: fleet leases, parts sourcing, empty bottle purchases and telemetry monitoring | • 12 – 24 Months | • ~$1.0M of the Fully Realized Synergy Savings |
| REFURBISHMENT & ASSEMBLY | • Significant savings when transition from Primo's outsourced equipment manufacturing, assembly and refurbishment strategy to Glacier's more efficient and cost effective 100% in-house operation<br>• Provides Primo greater machine configuration flexibility | • 12 – 24 Months | • Majority of the CAPEX Savings Per Machine |

PRIMO Water & Dispensers

Source: Company information and management estimates.

# 4 CROSS-SELLING OPPORTUNITIES



Glacier
Dispensers
Exchange

GLACIER RETAIL CHANNELS



HOME IMPROVEMENT
GROCERY
MASS MERCHANT
DOLLAR STORES
DRUG
CONVENIENCE

- Opportunity to place Exchange and Dispensers at Glacier locations within proven grocery channel
- Opens up new channels for Exchange and Dispensers growth including Dollar, Drug, & Convenience
- Significant independent retailer opportunity with Glacier's field-based sales staff -- nearly 6,000 independent locations – these accounts typically have on-site approval that could be a source of Primo expansion without typical layers of retailer approval
- Gives Primo the ability to utilize our in-dispenser coupon program to drive connectivity to indoor Glacier machines
- Provides Primo with access to outdoor Refill equipment (previously unavailable) which could accelerate sales to current Exchange customers
  - Flexible machine configurations to fit retailer needs and space availability (indoor, outdoor, coin, non-coin)

Source: Company information and management estimates.

# 5 RAPID DE-LEVERAGING HISTORY & POTENTIAL

## PRIMO DEBT TO ADJUSTED EBITDA
(2012 – 2016)



4.12x
2.67x
1.88x
1.13x
0.91x
2012
2013
2014
2015
2016 TTM Q3

Source: Company filings and management estimates.

# 3 FINANCIAL GUIDANCE

PRIMO
Water & Dispensers


PRIMO

# FINAL TRANSACTION SUMMARY

- **Total consideration paid of $273 million consisting of the following:**
  - $50.0 million in cash;
  - $36.0 million consisting of 3.2 million of Primo common shares representing less than 11% of fully diluted shares outstanding;
  - $81.0 million in Glacier Trust Preferred Securities, which bear interest at 9.1%, have a term through 2028 and allow holding payments for up to 5 years;
  - $96.0 million of Glacier indebtedness that was retired; and
  - 2.0 million warrants for the purchase of Primo common shares at $11.88 per share
- Funding provided through new Goldman Sachs led credit facility
  - 5yr term with LIBOR +550 rate including step-downs on lower leverage ratios
  - Retired previous credit facility of $20.0 million
  - Pro Forma leverage at close of 3.7x senior debt, 5.4x including Trust Preferred - will prioritize de-leveraging the business immediately following the acquisition

Source: Leverage is Pro Forma based on TTM information, see slide 23 for details.

# INCREASING STAND-ALONE PRIMO GUIDANCE

*Dollars in millions*

| | FY 2016 (prior) (Stand-Alone) | | FY 2016 (updated) (Stand-Alone) | |
|---|---|---|---|---|
| | **GUIDANCE** | ***Y-o-Y GROWTH (mid-point)*** | **GUIDANCE** | ***Y-o-Y GROWTH (mid-point)*** |
| **NET REVENUE** | *$132.2 to $134.3* | *~5.0%* | *$134.8 to $135.4* | *~6.4%* |
| **ADJUSTED EBITDA** | *$21.9 to $22.6* | *~23.0%* | *$22.7 to $23.0* | *~26.3%* |

| | FY 2016 (updated) (Consolidated – 20 Days of Glacier) | |
|---|---|---|
| | **GUIDANCE** | ***Y-o-Y GROWTH (mid-point)*** |
| **NET REVENUE** | *$139.8 to $140.4* | *~10.4%* |
| **ADJUSTED EBITDA** | *$23.5 to $24.0* | *~31.3%* |

Source: Adjusted EBITDA is a non-GAAP measures and excludes primarily non-cash stock compensation expense, non-recurring and acquisition costs.

# KEY MODELING NOTES

| | COMMENTARY | 2017 | 2018 |
|---|---|---|---|
| REVENUE GROWTH | • Core Primo business continue growth trajectory<br>○ Annual 1,500 – 2,000 location expansion<br>○ Cross-selling potential late '17, early '18 (excluded)<br>○ U.S. Exchange SSS growth consistency<br>• Modeling flat Glacier Refill in year 1 due to integration activities, 2.0% – 2.5% growth in '18<br>• Currently assessing the Glacier Ice business | • Over 100% | • ~ 5.0% |
| GROSS MARGIN | • Refill: Service network integration phased in over '17 & '18<br>• Refill: Excluding Cross-Selling and any favorable pricing activity – likely in '18 & beyond<br>• Exchange: ~ 25 - 50pbs / year<br>• Dispensers: Flat | • GM% of Net Revenue ~31.0% - 31.5% | • GM% of Net Revenue ~31.5 - 32.0% |
| COGS & SG&A | • $6M - $7M (run-rate) in realized synergies by YE '19<br>○ Activities largely concentrated across four areas spanning Cost of Goods Sold and Corporate SG&A<br>○ 1) Service Network, 2) Shared Services, 3) Purchasing Power, and 4) Refurbishment & Assembly | • SG&A as % of Net Revenue ~13.5% | • SG&A as % of Net Revenue ~12.0% |
| D&A | • Increase in depreciation and amortization resulting from purchase accounting adjustments primarily related to the value of:<br>○ Customer contracts; and<br>○ Property & Equipment | • ~$ 26.0 million | • ~$26.0 million |

PRIMO Water & Dispensers

Source: Company information and management estimates.

# KEY MODELING NOTES

| | COMMENTARY | 2016 | 2017 | 2018 |
|---|---|---|---|---|
| STOCK BASED COMP | Non-cash compensation<br>• Equity awards<br>• Performance Based Stock Plan (one-time) | • ~$2.0million<br>• ~$7.0 million | • ~$ 3.5 million<br>• ~$ 1.8 million (Q1) | • ~$ 4.0 million<br>• $ -0- |
| CAPEX | • Transition of manufacturing, assembly & refurbishment<br>• Flexible machine options to drive optimal spending<br>• Growth CAPEX ~ $10M | • ~$11.0 million | • ~$ 20.0 million | • ~$ 20.0 million |
| FCF | • Free Cash Flow<br>○ Cash Interest ~$20M '17, ~$19M '18<br>○ Working Capital needs $2M - $4M per year<br>○ Before 1x costs | • ~$9.0 million | • ~$10 million | • ~$20 million |
| 1X COSTS | • Refinancing costs<br>• Transaction related costs | • $ 3.1 million<br>• $ 5.4 million | • ~$1.5 million | • ~$0.5 million |

PRIMO Water & Dispensers

Source: Company information and management estimates.

# 2017 & 2018 GUIDANCE

*Dollars in millions*

| | Q1 2017 (Consolidated) | | FY 2017 (Consolidated) | |
|---|---|---|---|---|
| | **GUIDANCE** | ***Y-o-Y GROWTH (mid-point)*** | **GUIDANCE** | ***Y-o-Y GROWTH (mid-point)*** |
| **NET REVENUE** | *$62.0 to $65.0* | *~97%* | *$280.0 to $285.0* | *~102%* |
| **ADJUSTED EBITDA** | *$8.5 to $10.0* | *~88%* | *$52.0 to $54.0* | *~123%* |

| | FY 2018 (Consolidated) | |
|---|---|---|
| | **GUIDANCE** | ***Y-o-Y GROWTH (mid-point)*** |
| **NET REVENUE** | *$291.0 to $300.0* | *~5%* |
| **ADJUSTED EBITDA** | *$60.0 to $62.0* | *~15%* |

PRIMO Water & Dispensers

Source: Adjusted EBITDA is a non-GAAP measures and excludes primarily non-cash stock compensation expense, non-recurring and acquisition costs.


PRIMO

# 4 Q & A

PRIMO
Water & Dispensers

# NON-GAAP RECONCILIATIONS

# Reconciliation of Non-GAAP Measures and Pro Forma Information

**Use of Non-U.S. GAAP Financial Measures** - This presentation contains certain financial measures, including adjusted EBITDA, that are not calculated in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). For Primo Water, adjusted EBITDA is calculated as income from continuing operations before depreciation and amortization; interest expense, net; non-cash, stock-based compensation expense; non-recurring and acquisition related costs; and loss on disposal of property and equipment and other. These non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP and are subject to inherent limitations.

**TTM and Pro Forma Financial Measures** - This presentation contains certain financial information that is presented as "Pro Forma TTM ended September 30, 2016" and assumes the acquisition of Glacier Water by the Company occurred on January 1, 2016.

"Pro Forma TTM" financial information as used in this presentation represents financial data (i) for Primo Water, for the 12 months ended September 30, 2016, calculated by adding the financial data for the nine months ended September 30, 2016 to the financial data for the year ended December 31, 2015 and subtracting the financial data for the nine months ended September 30, 2015, and (ii) for Glacier Water, for the four quarters ended October 2, 2016, calculated by adding the financial data for the three quarters ended October 2, 2016 to the financial data for the year ended January 3, 2016 and subtracting the financial data for the three quarters ended September 27, 2015. For Glacier Water, the year ended January 3, 2016 and the trailing four quarters ended October 2, 2016 include 53 weeks.

Unless otherwise indicated herein, "pro forma" financial information as used in this presentation represents the arithmetic combination of the results of Primo Water and Glacier Water over the periods presented and contains no adjustments.

Set forth below is a table showing the calculation of "Pro Forma TTM ended September 30, 2016" as presented in this presentation (dollars presented in millions, unaudited):

| | Primo Water | Glacier Water | Pro Forma TTM |
|---|---|---|---|
| Net Sales | $133.7 | $140.1 | $ 273.7 |
| Income from Operations | $ 8.0 | $ 6.8 | $ 14.8 |
| Adjusted EBITDA | $ 22.6 | $ 24.0 | $ 46.6 |

**Pro Forma Leverage** – This presentation contains certain financial information presented as Pro Forma Leverage at closing. The Pro Forma Senior Leverage at closing is calculated using estimated Senior Debt of $186.0 million less Cash of $15.0 million divided by the Pro Forma TTM ended September 30, 2016. Pro Forma Total Leverage at closing is calculated using estimated Senior Debt of $186.0 million plus Glacier Trust Preferred of $81.0 million less Cash of $15.0 million divided by the Pro Forma TTM ended September 30, 2016.

The Pro Forma Total Leverage at 2018 is calculated using the estimated senior debt of $159.0 million plus Glacier trust preferred of $81.0 million less Cash of $15.0 million divided by the mid-point of the 2018 guidance of $61.0 million. Pro Forma Senior Leverage at 2018 is calculated using estimated same estimated senior debt divided by the mid-point of the 2018 guidance of $61.0 million.

The "pro forma" financial information used in this presentation does not represent pro forma financial information prepared in accordance with Article 11 of Regulation S-X.